SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  July 27, 1999
(Date of earliest event reported)

Commission File No. 333-67267



                    Bank of America Mortgage Securities, Inc.
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            Delaware                                        94-324470
    ------------------------                     -------------------------------
    (State of Incorporation)                     (I.R.S. Employer Identification
                                                                  No.)



345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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               Address of principal executive offices (Zip Code)



                                 (415) 445-4779
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               Registrant's Telephone Number, including area code




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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

      On July 27, 1999, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-8, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $496,770,415.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated July 27, 1999, among the Registrant, Bank of America, FSB, as a servicer ("BAFSB"), Bank of America, N.A., as a servicer ("BANA"), NationsBanc Mortgage Corporation, as a servicer ("NationsBanc") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-8, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $3,502,944.42 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

      As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.30% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

      Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

      An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and  Servicing  Agreement,  dated
                                       July  27,  1999,  among  Bank of  America
                                       Mortgage  Securities,  Inc.,  NationsBanc
                                       Mortgage  Corporation,  Bank of  America,
                                       FSB, Bank of America, N.A. and The Bank of New York, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES,
                                          INC.


July 27, 1999

                                       /s/ Sharon Joseph
                                       ----------------------------------
                                       Sharon Joseph
                                       Vice President

                                INDEX TO EXHIBITS
                                                                Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)                   Pooling and Servicing               E
                            Agreement, dated July 27, 1999
                            among Bank of America Mortgage
                            Securities, Inc., NationsBanc
                            Mortgage Corporation, Bank of America,
                            FSB, Bank of America, N.A. and
                            The Bank of New York, as trustee.